EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Ocean Thermal Energy Corporation (the “Company”) on Form 10-K for the period ending December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeremy Feakins, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Ocean Thermal Energy Corporation

Date: September 5, 2023	By:	/s/ Jeremy Feakins
Jeremy Feakins
Principal Executive Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Ocean Thermal Energy Corporation (the “Company”) on Form 10-K for the period ending December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeremy Feakins, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Ocean Thermal Energy Corporation

Date: September 5, 2023	By:	/s/ Jeremy Feakins
Jeremy Feakins
Principal Financial Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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